Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended September 30, 2024

Schedule of Investments (unaudited)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.78%

COMMON STOCKS 98.78%

Banks 1.52%
East West Bancorp, Inc.	223,461	$18,489,163

Biotechnology 1.41%
United Therapeutics Corp.*	47,755	17,113,004

Building Products 5.17%
Allegion PLC (Ireland)(a)	174,021	25,361,821
Builders FirstSource, Inc.*	84,441	16,369,732
Masco Corp.	250,128	20,995,744
Total		62,727,297

Capital Markets 6.14%
Ameriprise Financial, Inc.	32,395	15,219,495
Moelis & Co. Class A	291,507	19,971,145
Nasdaq, Inc.	221,007	16,135,721
TPG, Inc.	400,954	23,078,912
Total		74,405,273

Chemicals 3.06%
Avient Corp.	384,687	19,357,450
HB Fuller Co.	223,881	17,771,674
Total		37,129,124

Construction & Engineering 1.72%
EMCOR Group, Inc.	48,572	20,911,703

Construction Materials 1.74%
CRH PLC	228,023	21,146,853

Consumer Staples Distribution & Retail 3.39%
BJ’s Wholesale Club Holdings, Inc.*	240,368	19,825,553
Target Corp.	136,247	21,235,457
Total		41,061,010

Electric: Utilities 5.43%
Entergy Corp.	183,960	24,210,976
FirstEnergy Corp.	511,872	22,701,523
Portland General Electric Co.	395,709	18,954,461
Total		65,866,960
Investments	Shares	Fair Value
Electronic Equipment, Instruments & Components 7.32%
Belden, Inc.	195,596	$22,910,160
Crane NXT Co.	237,543	13,326,162
Keysight Technologies, Inc.*	118,252	18,793,790
Littelfuse, Inc.	55,728	14,781,852
TD SYNNEX Corp.	158,123	18,987,410
Total		88,799,374

Energy Equipment & Services 0.96%
Liberty Energy, Inc.	607,240	11,592,212

Ground Transportation 2.67%
Landstar System, Inc.	87,175	16,464,742
Saia, Inc.*	36,407	15,919,325
Total		32,384,067

Health Care Equipment & Supplies 1.51%
Globus Medical, Inc. Class A*	171,390	12,261,241
Integra LifeSciences Holdings Corp.*	330,209	5,999,897
Total		18,261,138

Health Care Providers & Services 6.91%
Cencora, Inc.	97,055	21,845,139
Labcorp Holdings, Inc.	112,185	25,071,104
Molina Healthcare, Inc.*	49,261	16,973,370
Tenet Healthcare Corp.*	119,520	19,864,224
Total		83,753,837

Insurance 12.29%
Allstate Corp.	66,936	12,694,412
American Financial Group, Inc.	125,089	16,836,979
Aon PLC Class A	56,776	19,643,928
Arch Capital Group Ltd.*	201,735	22,570,112
Arthur J Gallagher & Co.	59,012	16,604,206
Kemper Corp.	362,771	22,219,724
RenaissanceRe Holdings Ltd.	79,332	21,610,037
White Mountains Insurance Group Ltd.	9,893	16,780,507
Total		148,959,905

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2024

Investments	Shares	Fair Value
Leisure Products 1.25%
Brunswick Corp.	180,678	$15,144,430

Machinery 3.94%
Cummins, Inc.	70,039	22,677,928
Parker-Hannifin Corp.	39,641	25,045,976
Total		47,723,904

Media 0.88%
Nexstar Media Group, Inc.	64,390	10,646,886

Metals & Mining 1.57%
Steel Dynamics, Inc.	150,862	19,020,681

Multi-Utilities 1.63%
CMS Energy Corp.	280,566	19,816,377

Oil, Gas & Consumable Fuels 4.38%
Chesapeake Energy Corp.(b)	262,884	21,622,209
Devon Energy Corp.	319,411	12,495,358
Permian Resources Corp.	1,391,974	18,944,766
Total		53,062,333

Pharmaceuticals 0.66%
Teva Pharmaceutical Industries Ltd. ADR*	442,550	7,974,751

Professional Services 5.91%
CACI International, Inc. Class A*	48,443	24,442,400
Maximus, Inc.	212,983	19,841,496
Paylocity Holding Corp.*	85,847	14,162,180
WNS Holdings Ltd. (India)*(a)	251,138	13,237,484
Total		71,683,560

Real Estate Management & Development 2.22%
CBRE Group, Inc. Class A*	216,037	26,892,286

Residential REITS 1.11%
American Homes 4 Rent Class A	350,825	13,468,172

Retail REITS 1.19%
Kimco Realty Corp.	623,149	14,469,520
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 2.57%
Silicon Motion Technology Corp. ADR	316,672	$19,234,657
Teradyne, Inc.	88,951	11,913,208
Total		31,147,865

Specialty Retail 4.30%
Academy Sports & Outdoors, Inc.	202,550	11,820,818
AutoZone, Inc.*	4,970	15,655,699
Best Buy Co., Inc.	239,140	24,703,162
Total		52,179,679

Technology Hardware, Storage & Peripherals 1.68%
NetApp, Inc.	165,368	20,424,602

Textiles, Apparel & Luxury Goods 1.52%
Ralph Lauren Corp.	95,027	18,422,884

Trading Companies & Distributors 2.73%
AerCap Holdings NV (Ireland)(a)	219,370	20,778,726
Core & Main, Inc. Class A*	276,214	12,263,902
Total		33,042,628
Total Common Stocks (cost $914,228,442)		1,197,721,478

	Principal Amount
SHORT-TERM INVESTMENTS 0.24%

REPURCHASE AGREEMENTS 0.24%
Repurchase Agreement dated 9/30/2024, 2.400% due 10/1/2024 with Fixed Income Clearing Corp. collateralized by $3,017,500 of U.S. Treasury Note at 2.125% due 5/31/2026; value: $2,962,219; proceeds: $2,904,175 (cost $2,903,981)	$2,903,981	2,903,981

TIME DEPOSITS 0.00%
CitiBank N.A.(c) (cost $8)	8	8

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT MID CAP STOCK FUND, INC. September 30, 2024

Investments	Shares	Fair Value
MONEY MARKET FUNDS 0.00%
Fidelity Government Portfolio(c) (cost $76)	76	$76
Total Short-Term Investments (cost $2,904,065)		2,904,065
Total Investments in Securities 99.02% (cost $917,132,507)		1,200,625,543
Other Assets and Liabilities – Net 0.98%		11,909,582
Net Assets 100.00%		$1,212,535,125

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$1,197,721,478	$–	$–	$1,197,721,478
Short-Term Investments
Repurchase Agreements	–	2,903,981	–	2,903,981
Time Deposits	–	8	–	8
Money Market Funds	76	–	–	76
Total	$1,197,721,554	$2,903,989	$–	$1,200,625,543

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their net asset value as of the close of each business day.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment.

Notes to Schedule of Investments (unaudited)(continued)

A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of September 30, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the

Notes to Schedule of Investments (unaudited)(concluded)

recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2024, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received
$82	$84

QPHR-MIDCAP-3Q

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